                                                                   Exhibit g (6)

             AMENDMENT TO AMENDED AND RESTATED CUSTODIAN AGREEMENT

     This Amendment to the Amended and Restated Custodian Agreement is made as of November 17, 1999 by and between New England Zenith Fund (the "Fund"), Metropolitan Life Insurance Company ("MetLife") and State Street Bank and Trust Company (the "Custodian"). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Amended and Restated Custodian Agreement referred to below.

     WHEREAS, the Fund, New England Mutual Life Insurance Company ("The New England") and the Custodian entered into an Amended and Restated Custodian Agreement dated as of September 22, 1992 (as amended and in effect from time to time, the "Agreement"); and

     WHEREAS, MetLife, the surviving company of a merger of The New England and MetLife, which merger was consummated on August 30, 1996, has certain rights and obligations under the Custodian Agreement; and

     WHEREAS, the Fund, the Custodian and MetLife desire to effect a novation by removing MetLife as a party to the Custodian Agreement and by having the Fund assume all rights and obligations of MetLife under the Custodian Agreement; and

     WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets, and the Fund has made the series listed on Schedule D hereto subject to the Agreement (each such series, together with all other series subsequently established by the Fund and made subject to the Contract in accordance with the terms thereof, shall be referred to as a "Series", and, collectively, the "Series"); and

     WHEREAS, the Fund and the Custodian desire to amend certain provisions of the Agreement to reflect revisions to Rule 17f-5 ("Rule 17f-5") promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Fund and the Custodian desire to amend and restate certain other provisions of the Agreement relating to the custody of assets of each of the Portfolios held outside of the United States.

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Agreement, pursuant to the terms thereof, as follows:

I. Sections II.7.A through 7.M of the Agreement is hereby deleted, and Sections 8 through 16 of the Agreement are hereby renumbered, as of the effective date of this Amendment, as Sections 9 through 17 of Article II, respectively.

II. New Sections II.7.A through 7.I and Sections II.8.A through 8.L of the Agreement are hereby added, as of the effective date of this Amendment, as set forth below.

7.   THE CUSTODIAN AS FOREIGN CUSTODY MANAGER.
     ----------------------------------------

7.A. DEFINITIONS.
     -----------

Capitalized terms in this Section 7 of Article II shall have the following meanings:

"Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment; economic and financial infrastructure (including any Mandatory Securities Depositories operating in the country); prevailing or developing settlement practices; and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the U.S. Securities and Exchange Commission (the "SEC")), or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act, except that the term does not include Mandatory Securities Depositories.

"Foreign Assets" means any of the Portfolios' investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Series' transactions in such investments.

"Foreign Custody Manager" has the meaning set forth in section (a)(2) of Rule 17f-5.

"Mandatory Securities Depository" means a foreign securities depository or clearing agency that, either as a legal or practical matter, must be used if the Fund, on the Portfolio's behalf, determines to place Foreign Assets in a country outside the United States (i) because required by law or regulation; (ii) because securities cannot be withdrawn from such foreign securities depository or clearing agency; or (iii) because maintaining or effecting trades in securities outside the foreign securities depository or clearing agency is not consistent with prevailing or developing custodial or market practices.

7.B. DELEGATION TO THE CUSTODIAN AS FOREIGN CUSTODY MANAGER.
     ------------------------------------------------------

The Fund, by resolution adopted by its Board of Trustees (the "Board"), hereby delegates to the Custodian, with respect to the Portfolios, pursuant to Section
(b) of Rule 17f-5, the responsibilities set forth in this Section 7 of Article II with respect to Foreign Assets of the Series held outside the United States, and the Custodian hereby accepts such delegation, as Foreign Custody Manager with respect to the Series.

7.C. COUNTRIES COVERED.
     -----------------

The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Agreement, which list of countries may be amended from time to time by the Fund with the agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the assets of the Series which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. Mandatory Securities Depositories are listed on Schedule B to this Agreement, which Schedule B may be amended from time to time by the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedules A and B in accordance with Section 7.G of this
Article II.

Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by the Fund on behalf of the Series of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by the Board on behalf of the Series responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Amendment by the Fund shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which the Custodian has previously placed or currently maintains Foreign Assets pursuant to the terms of the Agreement. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board on behalf of the Series to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian shall immediately cease to be the Foreign Custody Manager of the Series with respect to that country.

The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Sixty days (or such longer period as to which the parties agree in writing) after receipt of any such notice by the Fund, the Custodian shall have no further responsibility as Foreign Custody Manager to the Fund with respect to the country as to which the Custodian's acceptance of delegation is withdrawn.

7.D.    SCOPE OF DELEGATED RESPONSIBILITIES.
        -----------------------------------

     7.D.1.  SELECTION OF ELIGIBLE FOREIGN CUSTODIANS.
             ----------------------------------------

Subject to the provisions of this Section 7 of Article II, the Portfolio's Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time.

In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1), as amended from time to time.

     7.D.2.  CONTRACTS WITH ELIGIBLE FOREIGN CUSTODIANS.
             ------------------------------------------

The Foreign Custody Manager shall determine that the contract (or the rules or established practices or procedures in the case of an Eligible Foreign Custodian that is a foreign securities depository or clearing agency) governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager satisfies the requirements of Rule 17f-5(c)(2), as amended from time to time.

     7.D.3.  MONITORING.
             ----------

In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian (or the rules or established practices and procedures in the case of an Eligible Foreign Custodian selected by the Foreign Custody Manager which is a foreign securities depository or clearing agency that is not a Mandatory Securities Depository).
In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 7.G of Article II hereunder and assist the Series in withdrawing their assets from such Eligible Foreign Custodian as soon as reasonably practicable.

7.E. GUIDELINES FOR THE EXERCISE OF DELEGATED AUTHORITY.
     --------------------------------------------------

For purposes of this Section 7 of Article II, the Fund and the Board shall be deemed to have considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which the Custodian is serving as Foreign Custody Manager of the Series. The Fund, on behalf of the Series, and the Board shall be deemed to be monitoring on a continuing basis such Country Risk to the extent that the Board considers necessary or appropriate. The Fund and the Custodian each expressly acknowledge that the Foreign Custody Manager shall not be delegated any responsibilities under this Section 7 of Article II with respect to Mandatory Securities Depositories.

7.F. STANDARD OF CARE AS FOREIGN CUSTODY MANAGER OF A PORTFOLIO.
     ----------------------------------------------------------

In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

7.G. REPORTING REQUIREMENTS.
     ----------------------

     7.G.1 The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board amended Schedules A or B at the end of the calendar quarter in which an amendment to either Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of the Series described in this Section 7 of
Article II promptly after the occurrence of the material change.

     7.G.2 The Foreign Custody Manager shall deliver the written reports required by Section 7.G.1 of Article II to the following address, or to such other address as the Fund shall from time to time reasonably request:

     Board of Trustees
     New England Zenith Fund
     c/o New England Financial
     501 Boylston Street
     Boston, Massachusetts 02116
     Attn:  Thomas M. Lenz

7.H. REPRESENTATIONS WITH RESPECT TO RULE 17F-5.
     ------------------------------------------

The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section (a)(7) of Rule 17f-5.

The Fund represents to the Custodian that the Board has determined that it is reasonable for the Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Agreement to the Custodian as the Foreign Custody Manager of the Series.

7.I. EFFECTIVE DATE AND TERMINATION OF THE CUSTODIAN AS FOREIGN CUSTODY MANAGER.
     --------------------------------------------------------------------------

The Board's delegation to the Custodian as Foreign Custody Manager of the Series shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party or upon termination of the Agreement in accordance with its terms, if earlier. Termination will become effective sixty
(60) days after receipt by the non-terminating party of such notice. The provisions of Section 7.C of Article II hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Series with respect to designated countries.


II.8.  DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE SERIES HELD
       -------------------------------------------------------------------
       OUTSIDE THE UNITED STATES.
       -------------------------

8.A. DEFINITIONS.
     -----------

Capitalized terms in this Section 8 of Article II shall have the following meanings:

"Foreign Securities System" means either a clearing agency or a securities depository listed on Schedule A hereto or a Mandatory Securities Depository listed on Schedule B hereto.

"Foreign Sub-Custodian" means a foreign banking institution serving as an Eligible Foreign Custodian.

8.B. HOLDING SECURITIES.
     ------------------

The Custodian shall identify on its books as belonging to each Series the respective foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including the Series, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect
           ----------------
to foreign securities of each Series which are maintained in such account shall identify those securities as belonging to such Series and (ii), to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

8.C. FOREIGN SECURITIES SYSTEMS.
     --------------------------

Foreign securities shall be maintained in a Foreign Securities System in a designated country only through arrangements implemented by the Foreign Sub-Custodian in such country pursuant to the terms of this Agreement.

8.D. TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT.
     ---------------------------------------

     8.D.1.  DELIVERY OF FOREIGN ASSETS.
             --------------------------

The Custodian or a Foreign Sub-Custodian shall release and deliver foreign securities of a Portfolio held by such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

     (i) upon the sale of such foreign securities for the Portfolio in accordance with commercially reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

     (ii) in connection with any repurchase agreement related to foreign securities;

     (iii) to the depository agent in connection with tender or other similar offers for foreign securities of the Portfolio;

     (iv) to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

     (v) to the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

     (vi) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in
                                                                --------
           any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

     (vii) for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

     (viii) in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

     (ix) for delivery as security in connection with borrowing by a Portfolio requiring a pledge of assets by such Portfolio;

     (x) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

     (xi)   in connection with the lending of foreign securities; and

     (xii)  for any other proper purpose, but only upon receipt of Proper
                                          --- ----
            Instructions specifying the foreign securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper trust purpose, and naming the person or persons to whom delivery of such securities shall be made.

     8.D.2.  PAYMENT OF PORTFOLIO MONIES.
             ---------------------------

Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Portfolio in the following cases only:

     (i) upon the purchase of foreign securities for the Portfolio, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

     (ii) in connection with the conversion, exchange or surrender of foreign securities of the Portfolio;

     (iii) for the payment of any expense or liability of the Portfolio, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Agreement, legal fees, accounting fees, and other operating expenses;

     (iv) for the purchase or sale of foreign exchange or foreign exchange contracts for the Portfolio, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

     (v) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

     (vi) for payment of part or all of the dividends received in respect of securities sold short;

     (vii)  in connection with the borrowing or lending of foreign securities;
            and

     (viii) for any other proper purpose, but only upon receipt of Proper Instructions specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper trust purpose, and naming the person or persons to whom such payment is to be made.

     8.D.3.  MARKET CONDITIONS; MARKET INFORMATION.
             -------------------------------------

Notwithstanding any provision of this Agreement to the contrary, settlement and payment for Foreign Assets received for the account of the Series and delivery of Foreign Assets maintained for the account of the Series may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

The Custodian shall provide to the Board the information with respect to custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian or a Foreign Securities System, described on Schedule C hereto at the time or times set forth on such Schedule. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had been previously provided hereunder.

8.E. REGISTRATION OF FOREIGN SECURITIES.
     ----------------------------------

The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the applicable Portfolio or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund on behalf of such Portfolio agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities except as such liability may arise from such nominee's own negligence, misfeasance, bad faith or willful misconduct. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Portfolio under the terms of this Agreement unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

8.F. BANK ACCOUNTS.
     -------------

The Custodian shall identify on its books as belonging to each Series (including cash denominated in foreign currencies) deposited with the Custodian. Where the Custodian is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of the Custodian, a bank account or bank accounts opened and maintained outside the United States on behalf of a Portfolio with a Foreign Sub-Custodian shall be subject only to draft or order by the Custodian or such Foreign Sub-Custodian, acting pursuant to the terms of this Agreement to hold cash received by or from or for the account of the Portfolio.

8.G. COLLECTION OF INCOME.
     --------------------

The Custodian shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Series shall be entitled and shall credit such income, as collected, to the applicable Portfolio In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

8.H. SHAREHOLDER RIGHTS.
     ------------------

With respect to the foreign securities held pursuant to this Article 4, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

8.I. COMMUNICATIONS RELATING TO FOREIGN SECURITIES.
     ---------------------------------------------

The Custodian shall transmit promptly to the Fund written information (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith) received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Series. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund written information so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. Absent the Custodian's failure to observe the standard of care set forth in Section 6.A of Article II, the Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Series at any time held by it unless (i) the Custodian or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which the Custodian is to take action to exercise such right or power.

8.J. LIABILITY OF FOREIGN SUB-CUSTODIANS AND FOREIGN SECURITIES SYSTEMS.
     ------------------------------------------------------------------

Each agreement pursuant to which the Custodian employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties and, to the extent possible, to indemnify, and hold harmless, the Custodian and the Fund from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At the Fund's election, the Fund and the Series shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Series have not been made whole for any such loss, damage, cost, expense, liability or claim.

8.K. TAX LAW.
     -------

The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund, the Series or the Custodian as custodian of the Series by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of the Fund to notify the Custodian of the obligations imposed on the Fund with respect to the Series or the Custodian as custodian of the Series by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which the Fund has provided such information.

8.L. LIABILITY OF CUSTODIAN.
     ----------------------

Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a Foreign Sub-Custodian, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk.

The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in the Agreement and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities Depository, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where a Sub-Custodian has otherwise exercised the standard of care that a professional custodian engaged in the banking or trust company industry and having professional expertise in financial and securities processing transactions and custody would observe.

8.M. REIMBURSEMENT FOR ADVANCES.
     ---------------------------

Notwithstanding any other provision in this Agreement, if the Fund requires the Custodian to advance cash or foreign securities for any purpose including the purchase or sale of foreign exchange or of contracts for foreign exchange, or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of Section 8 of Article II, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, each Series hereby grants to the Custodian a security interest and pledges to the Custodian in an amount not to exceed the lesser of the dollar amounts borrowed or two percent (15 percent, in the case of the Money Market Series) of such Series's total assets (taken at cost), the specific securities to be designated in writing from time to time by the Series or its investment advisor; provided, however, that (1) if from time to time neither the Series nor its investment adviser shall have designated in writing specific securities in an amount at least equal to the lesser of the dollar amounts borrowed or two percent (15 percent, in the case of the Money Market Series) of such Series's total assets (taken at cost), or (2) if as a result of the delivery by the Custodian out of its custody, pursuant to Proper Instructions, of any securities so designated shall be less than lesser of the dollar amounts borrowed or two percent (15 percent, in the case of the Money Market Series) of such Series's total assets, then the Custodian shall have a security interest in such Series's securities in an amount that, taken together with amounts of securities from time to time designated in writing by the Series or its investment adviser that have not been delivered out of the custody of the Custodian pursuant to Proper Instructions, does not exceed the lesser of the dollar amounts borrowed or two percent (15 percent, in the case of the Money Market Series) of such Series's total assets (taken at cost). Should the Series fail to repay promptly any advances of cash or securities, the Custodian shall be entitled to use available cash and to dispose of pledged securities and property as is necessary to repay any such advances.


III. All references to "New England Mutual Life Insurance Company" and "The New England" in the preamble of the Agreement are hereby deleted from the Agreement. Each time the words "The New England" appear in the Agreement, such words are hereby replaced with the words "the Fund." The second sentence of the third paragraph of Section 6.A. of Article II is hereby deleted.

IV. Except as specifically superseded or modified herein, the terms and provisions of the Agreement shall continue to apply with full force and effect. Regarding the Custodian's role as Foreign Custody Manager only, in the event of any conflict between the terms of the Agreement prior to this Amendment and this Amendment, the terms of this Amendment shall prevail.
     If the Custodian is delegated the responsibilities of Foreign Custody Manager pursuant to the terms of Article 3 hereof, in the event of any conflict between the provisions of Articles 3 and 4 hereof, the provisions of Article 3 shall prevail.

     IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above written.


Witnessed By:                                STATE STREET BANK AND TRUST COMPANY

/s/ MARC L. PARSONS                          By:     /s/ RONALD E. LOGUE
---------------------------                          -------------------
Marc L. Parsons                              Name:   Ronald E. Logue
A.V.P. and Assoc. Counsel                    Title:  Vice Chairman


Witnessed By:                                NEW ENGLAND ZENITH FUND,
                                             on behalf of each of its series.


/s/ THOMAS M. LENZ                           By:     /s/ JOHN F. GUTHRIE, JR.
---------------------------                          ------------------------
Secretary                                    Name:   John F. Guthrie, Jr.
New England Zenith Fund                      Title:  Senior Vice President


Witnessed By:                                METROPOLITAN LIFE INSURANCE COMPANY


/s/ MYRA L. SAUL                             By:     /s/ CHRISTOPHER P. NICHOLAS
---------------------------                          ---------------------------
Myra L. Saul                                 Name:   Christopher P. Nicholas
Assistant General Counsel                    Title:  Associate General Counsel


A Copy of the Agreement and Declaration of Trust establishing New England Zenith Fund is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

                                                                      SCHEDULE A

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                 SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

                                                     NON-MANDATORY
COUNTRY        SUBCUSTODIAN                          DEPOSITORIES
-------        ------------                          ------------
Argentina      Citibank, N.A.                        --


Australia      Westpac Banking Corporation           --


Austria        Erste Bank der Oesterreichischen      --
               Sparkassen AG


Bahrain        HSBC Bank Middle East                 --
               (as delegate of The Hongkong and
               Shanghai Banking Corporation Limited)


Bangladesh     Standard Chartered Bank               --


Belgium        Fortis Bank NV/as.                    --


Bermuda        The Bank of Bermuda Limited           --


Bolivia        Citibank, N.A.                        --


Botswana       Barclays Bank of Botswana Limited     --


Brazil         Citibank, N.A.                        --


Bulgaria       ING Bank N.V.                         --


Canada         State Street Trust Company Canada     --


Chile          Citibank, N.A.                        --

People's       The Hongkong and Shanghai             --
Republic       Banking Corporation Limited,
of China       Shanghai and Shenzhen branches



Colombia       Cititrust Colombia S.A.               --
               Sociedad Fiduciaria

10/5/99                                                                        1

                                                                      SCHEDULE A

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                 SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

                                                     NON-MANDATORY
COUNTRY        SUBCUSTODIAN                          DEPOSITORIES
-------        ------------                          ------------
Costa Rica     Banco BCT S.A.                        --


Croatia        Privredna Banka Zagreb d.d.           --


Cyprus         The Cyprus Popular Bank Ltd.          --


Czech          eskoslovenska Obchodni                --
Republic       Banka, A.S.



Denmark        Den Danske Bank                       --


Ecuador        Citibank, N.A.                        --


Egypt          Egyptian British Bank                 --
               (as delegate of The Hongkong
               and Shanghai Banking Corporation
               Limited)


Estonia        Hansabank                             --


Finland        Merita Bank Plc.                      --


France         Paribas, S.A.                         --


Germany        Dresdner Bank AG                      --


Ghana          Barclays Bank of Ghana Limited        --


Greece         National Bank of Greece S.A.          Bank of Greece,
                                                     System for Monitoring
                                                     Transactions in Securities
                                                     in Book-Entry Form


Hong Kong      Standard Chartered Bank               --

Hungary        Citibank Rt.                          --

10/5/99                                                                        2

                                                                      SCHEDULE A

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                 SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

                                                     NON-MANDATORY
COUNTRY        SUBCUSTODIAN                          DEPOSITORIES
-------        ------------                          ------------
Iceland        Icebank Ltd.


India          Deutsche Bank A.G.                    --

               The Hongkong and Shanghai
               Banking Corporation Limited

Indonesia      Standard Chartered Bank               --


Ireland        Bank of Ireland                       --


Israel         Bank Hapoalim B.M.                    --


Italy          Paribas, S.A.                         --


Ivory Coast    Societe Generale de Banques           --
               en Cote d'Ivoire


Jamaica        Scotiabank Jamaica Trust and          --
               Merchant Bank Limited

Japan          The Fuji Bank, Limited                Japan Securities Depository
                                                     Center (JASDEC)
               The Sumitomo Bank, Limited


Jordan         HSBC Bank Middle East                 --
               (as delegate of The Hongkong and
               Shanghai Banking Corporation Limited)


Kenya          Barclays Bank of Kenya Limited        --


Republic       The Hongkong and Shanghai Banking
of Korea       Corporation Limited



Latvia         A/s Hansabank                         --

10/5/99                                                                        3

                                                                      SCHEDULE A

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                 SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

                                                     NON-MANDATORY
COUNTRY        SUBCUSTODIAN                          DEPOSITORIES
-------        ------------                          ------------
Lebanon        HSBC Bank Middle East
               (as delegate of The Hongkong and
               Shanghai Banking Corporation Limited)


Lithuania      Vilniaus Bankas AB                    --


Malaysia       Standard Chartered Bank               --
               Malaysia Berhad


Mauritius      The Hongkong and Shanghai             --
               Banking Corporation Limited


Mexico         Citibank Mexico, S.A.                 --


Morocco        Banque Commerciale du Maroc           --


Namibia        (via) Standard Bank of South Africa   --


The            MeesPierson N.V.                      --
Netherlands


New Zealand    ANZ Banking Group                     --
               (New Zealand) Limited


Norway         Christiania Bank og                   --
               Kreditkasse ASA


Oman           HSBC Bank Middle East                 --
               (as delegate of The Hongkong and
               Shanghai Banking Corporation Limited)


Pakistan       Deutsche Bank A.G.                    --

Palestine      HSBC Bank Middle East                 --
               (as delegate of The Hongkong and
               Shanghai Banking Corporation Limited)

Peru           Citibank, N.A.                        --

                                                                               4
10/5/99

                                                                      SCHEDULE A

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                 SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

                                                     NON-MANDATORY
COUNTRY        SUBCUSTODIAN                          DEPOSITORIES
-------        ------------                          ------------
Philippines    Standard Chartered Bank               --


Poland         Citibank (Poland) S.A.                --


Portugal       Banco Comercial Portugues             --


Qatar          HSBC Bank Middle East                 --


Romania        ING Bank N.V.                         --


Russia         Credit Suisse First Boston AO,        --
               Moscow (as delegate of
               Credit Suisse First Boston,
               Zurich)


Singapore      The Development Bank                  --
               of Singapore Limited


Slovak         Ceskoslovenska Obchodni Banka, A.S.   --
Republic


Slovenia       Bank Austria Creditanstalt            --
               d.d. Ljubljana


South Africa   Standard Bank of South Africa         --
               Limited

Spain          Banco Santander Central               --
               Hispano, S.A.

Sri Lanka      The Hongkong and Shanghai             --
               Banking Corporation Limited


Swaziland      Standard Bank Swaziland Limited       --


Sweden         Skandinaviska Enskilda Banken         --


Switzerland    UBS AG                                --

10/5/99                                                                        5

                                                                      SCHEDULE A

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                 SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

                                                     NON-MANDATORY
COUNTRY        SUBCUSTODIAN                          DEPOSITORIES
-------        ------------                          ------------
Taiwan         Central Trust of China                --
- R.O.C.


Thailand       Standard Chartered Bank               --


Trinidad &     Republic Bank Limited                 --
Tobago

Tunisia        Banque Internationale Arabe           --
               de Tunisie

Turkey         Citibank, N.A.                        --

Ukraine        ING Bank Ukraine                      --

United         State Street Bank and Trust           --
Kingdom        Company, London Branch

Uruguay        BankBoston N.A.                       --


Venezuela      Citibank, N.A.                        --

Vietnam        The Hongkong and Shanghai             --
               Banking Corporation Limited

Zambia         Barclays Bank of Zambia Limited       --

Zimbabwe       Barclays Bank of Zimbabwe Limited     --

Euroclear (The Euroclear System)/State Street London Limited

Cedelbank S.A. (Cedel Bank, societe anonyme)/State Street London Limited

INTERSETTLE (for EASDAQ Securities)

10/5/99                                                                        6

                                                                      SCHEDULE B

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                            MANDATORY* DEPOSITORIES

     COUNTRY                        MANDATORY DEPOSITORIES
     -------                        ----------------------
     Argentina                      Caja de Valores S.A.


     Australia                      Austraclear Limited

                                    Reserve Bank Information and
                                    Transfer System


     Austria                        Oesterreichische Kontrollbank AG
                                    (Wertpapiersammelbank Division)


     Belgium Caisse Interprofessionnelle de Depots et de Virements de Titres S.A.

                                    Banque Nationale de Belgique


     Brazil                         Companhia Brasileira de Liquidacao e
                                    Custodia


     Bulgaria                       Central Depository AD

                                    Bulgarian National Bank


     Canada                         Canadian Depository
                                    for Securities Limited

     Chile                          Deposito Central de Valores S.A.


     People's Republic              Shanghai Securities Central Clearing &
     of China                       Registration Corporation

                                    Shenzhen Securities Clearing Co., Ltd.


     Colombia                       Deposito Centralizado de Valores


     Costa Rica                     Central de Valores S.A.

* Mandatory depositories include entities for which use is mandatory           1
as a matter of law or effectively mandatory as a matter of market practice.

10/25/99

                                                                      SCHEDULE B

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                            MANDATORY* DEPOSITORIES

     COUNTRY                        MANDATORY DEPOSITORIES
     -------                        ----------------------
     Croatia                        Ministry of Finance

                                    National Bank of Croatia

                                    Sredisnja Depozitarna Agencija

     Czech Republic                 Stredisko cennych papiru

                                    Czech National Bank

     Denmark                        Vaerdipapircentralen  (Danish
                                    Securities Center)


     Egypt                          Misr Company for Clearing, Settlement,
                                    and Depository


     Estonia                        Eesti Vaartpaberite Keskdepositoorium


     Finland                        Finnish Central Securities
                                    Depository


     France                         Societe Interprofessionnelle
                                    pour la Compensation des
                                    Valeurs Mobilieres


     Germany                        Deutsche Borse Clearing  AG


     Greece                         Central Securities Depository
                                    (Apothetirion Titlon AE)


     Hong Kong                      Central Clearing and
                                    Settlement System

                                    Central Moneymarkets Unit

     Hungary                        Kozponti Elszamolohaz es Ertektar
                                    (Budapest) Rt. (KELER)
                                    [Mandatory for Gov't Bonds and
                                    dematerialized equities only; SSB does not use for other securities]

* Mandatory depositories include entities for which use is mandatory           2
as a matter of law or effectively mandatory as a matter of market practice.

10/25/99

                                                                      SCHEDULE B

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                            MANDATORY* DEPOSITORIES

     COUNTRY                        MANDATORY DEPOSITORIES
     -------                        ----------------------
     India                          The National Securities Depository Limited

                                    Central Depository Services India Limited

                                    Reserve Bank of India


     Indonesia                      Bank  Indonesia

                                    PT Kustodian Sentral Efek Indonesia


     Ireland                        Central Bank of Ireland
                                    Securities Settlement Office


     Israel                         Tel Aviv Stock Exchange Clearing
                                    House Ltd. (TASE Clearinghouse)


                                    Bank of Israel
                                    (As part of the TASE Clearinghouse system)


     Italy                          Monte Titoli S.p.A.

                                    Banca d'Italia


     Ivory Coast                    Depositaire Central - Banque de Reglement


     Jamaica                        Jamaica Central Securities Depository


     Japan                          Bank of Japan Net System


     Kenya                          Central Bank of Kenya


     Republic of Korea              Korea Securities Depository Corporation


     Latvia                         Latvian Central Depository

* Mandatory depositories include entities for which use is mandatory           3
as a matter of law or effectively mandatory as a matter of market practice.

10/25/99

                                                                      SCHEDULE B

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                            MANDATORY* DEPOSITORIES

     COUNTRY                        MANDATORY DEPOSITORIES
     -------                        ----------------------
     Lebanon
                                    Custodian and Clearing Center of
                                    Financial Instruments for Lebanon
                                    and the Middle East (MIDCLEAR) S.A.L.


                                    The Central Bank of Lebanon


     Lithuania                      Central Securities Depository of Lithuania


     Malaysia                       Malaysian Central Depository Sdn. Bhd.

                                    Bank Negara Malaysia,
                                    Scripless Securities Trading and Safekeeping
     System


     Mauritius                      Central Depository & Settlement
                                    Co. Ltd.


     Mexico                         S.D. INDEVAL
                                    (Instituto para el Deposito de Valores)


     Morocco                        Maroclear


     The Netherlands                Nederlands Centraal Instituut voor
                                    Giraal Effectenverkeer B.V. (NECIGEF)



     New Zealand                    New Zealand Central Securities
                                    Depository Limited


     Norway                         Verdipapirsentralen  (the Norwegian Central
                                    Registry of Securities)

* Mandatory depositories include entities for which use is mandatory           4
as a matter of law or effectively mandatory as a matter of market practice.

10/25/99

                                                                      SCHEDULE B

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                            MANDATORY* DEPOSITORIES

     COUNTRY                        MANDATORY DEPOSITORIES
     -------                        ----------------------
     Oman                           Muscat Securities Market Depository &
                                    Securities Registration Company

     Pakistan                       Central Depository Company of Pakistan
                                    Limited State Bank of Pakistan

     Palestine                      The Palestine Stock Exchange


     Peru                           Caja de Valores y Liquidaciones
                                    CAVALI ICLV S.A.


     Philippines                    Philippines Central Depository, Inc.

                                    Registry of Scripless Securities
                                    (ROSS) of the Bureau of Treasury

     Poland                         National Depository of Securities
                                    (Krajowy Depozyt Papierow Wartos'ciowych SA)

                                    Central Treasury Bills Registrar


     Portugal                       Central de Valores Mobiliarios


     Qatar                          Doha Securities Market


     Romania                        National Securities Clearing, Settlement and
                                    Depository Company

                                    Bucharest Stock Exchange Registry Division

                                    National Bank of Romania


     Singapore                      Central Depository (Pte)
                                    Limited

                                    Monetary Authority of Singapore

* Mandatory depositories include entities for which use is mandatory           5
as a matter of law or effectively mandatory as a matter of market practice.

10/25/99

                                                                      SCHEDULE B

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                            MANDATORY* DEPOSITORIES

     COUNTRY                        MANDATORY DEPOSITORIES
     -------                        ----------------------
     Slovak Republic                Stredisko cennych papierov SR
                                    Bratislava, a.s.

                                    National Bank of Slovakia


     Slovenia                       Klirinsko Depotna Druzba d.d.


     South Africa                   The Central Depository Limited

                                    Strate Ltd.


     Spain                          Servicio de Compensacion y
                                    Liquidacion de Valores, S.A.

                                    Banco de Espana,
                                    Central de Anotaciones en Cuenta

     Sri Lanka                      Central Depository System
                                    (Pvt) Limited


     Sweden                         Vardepapperscentralen  VPC AB
                                    (the Swedish Central Securities Depository)


     Switzerland                    SIS - SegaIntersettle


     Taiwan - R.O.C.                Taiwan Securities Central
                                    Depository Co., Ltd.


     Thailand                       Thailand Securities Depository
                                    Company Limited


     Tunisia Societe Tunisienne Interprofessionelle pour la Compensation et de Depots de Valeurs
                                    Mobilieres

* Mandatory depositories include entities for which use is mandatory           6
as a matter of law or effectively mandatory as a matter of market practice.

10/25/99

                                                                      SCHEDULE B

                                 STATE STREET
                            GLOBAL CUSTODY NETWORK
                            MANDATORY* DEPOSITORIES

     COUNTRY                        MANDATORY DEPOSITORIES
     -------                        ----------------------
     Turkey                         Takas ve Saklama Bankasi A..
                                    (TAKASBANK)

                                    Central Bank of Turkey


     Ukraine                        National Bank of Ukraine

     United Kingdom                 The Bank of England,
                                    The Central Gilts Office and
                                    The Central Moneymarkets Office


     Venezuela                      Central Bank of Venezuela


     Zambia                         LuSE Central Shares Depository Limited

                                    Bank of Zambia

* Mandatory depositories include entities for which use is mandatory           7
as a matter of law or effectively mandatory as a matter of market practice.

10/25/99

                                  SCHEDULE C

                              MARKET INFORMATION

PUBLICATION/TYPE OF INFORMATION            BRIEF DESCRIPTION
-------------------------------            -----------------
(Frequency)
The Guide to Custody            An overview of safekeeping and settlement
--------------------            practices and procedures in each market in which
in World Markets                State Street Bank and Trust Company offers
----------------                custodial services.
(annually)

Global Custody Network Review   Information relating to the operating history
-----------------------------   and structure of depositories and subcustodians
(annually)                      located in the markets in which State Street
                                Bank and Trust Company offers custodial
                                services, including transnational depositories.

Global Legal Survey             With respect to each market in which
-------------------             State Street Bank and Trust Company offers
(annually)                      custodial services, opinions relating to whether
                                local law restricts (i) access of a fund's
                                independent public accountants to books and
                                records of a Foreign Sub-Custodian or Foreign
                                Securities System, (ii) the Fund's ability to
                                recover in the event of bankruptcy or insolvency
                                of a Foreign Sub-Custodian or Foreign Securities
                                System, (iii) the Fund's ability to recover in
                                the event of a loss by a Foreign Sub-Custodian
                                or Foreign Securities System, and (iv) the
                                ability of a foreign investor to convert cash
                                and cash equivalents to U.S. dollars.

Subcustodian Agreements         Copies of the subcustodian contracts State
-----------------------         Street Bank and Trust Company has entered into
(annually)                      with each subcustodian in the markets in which
                                State Street Bank and Trust Company offers
                                subcustody services to its US mutual fund
                                clients.

Network Bulletins (weekly):     Developments of interest to investors in the
                                markets in which State Street Bank and Trust
                                Company offers custodial services.

Foreign Custody Advisories      With respect to markets in which State Street
(as necessary):                 Bank and Trust Company offers custodial services
                                which exhibit special custody risks,
                                developments which may impact State Street's
                                ability to deliver expected levels of service.

                                  Schedule D
                                  ----------

Alger Equity Growth Series

Back Bay Advisors Bond Income Series

Back Bay Advisors Managed Series

Back Bay Advisors Money Market Series

Capital Growth Series

Davis Venture Value Series

Goldman Sachs Midcap Value Series

Loomis Sayles Balanced Series

Loomis Sayles Small Cap Series

MFS Investors Series

MFS Research Managers Series

Morgan Stanley International Magnum Equity Series

Salomon Brothers Strategic Bond Opportunities Series

Salomon Brothers U.S. Government Series

Westpeak Growth and Income Series

Westpeak Stock Index Series

                                                                    Exhibit h(8)
                            NEW ENGLAND ZENITH FUND

                               POWER OF ATTORNEY
                               -----------------


     We, the undersigned members of the Board of Trustees of New England Zenith Fund, hereby severally constitute and appoint, Peter H. Duffy, Anne M. Goggin, John F. Guthrie, Jr. and Thomas M. Lenz and each of them singly, our true and lawful attorneys, with full power to them and each of them to sign, for us, and in our names and in the capacities indicated below, any and all registration statements of the New England Zenith Fund and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all such registration statements and amendments thereto.

     Witness our hands on the date set forth below.

          Signature                      Title                Date
          ---------                      -----                ----


      /s/ JOHN J. ARENA
----------------------------             Trustee         February 1, 2000
       John J. Arena


  /s/ EDWARD A. BENJAMIN
----------------------------             Trustee         February 1, 2000
     Edward A. Benjamin


     /s/ MARY ANN BROWN
----------------------------             Trustee         February 1, 2000
       Mary Ann Brown


    /s/  JOHN W. FLYNN
----------------------------             Trustee         February 1, 2000
       John W. Flynn



    /s/ NANCY HAWTHORNE
----------------------------             Trustee         February 1, 2000
      Nancy Hawthorne


     /s/ JOHN T. LUDES
----------------------------             Trustee         February 1, 2000
       John T. Ludes

   /s/ DALE ROGERS MARSHALL
----------------------------             Trustee         February 1, 2000
     Dale Rogers Marshall

                      (May be executed in counterparts.)

                            NEW ENGLAND ZENITH FUND

                               POWER OF ATTORNEY
                               -----------------

     I, the Chairman of the Board of Trustees, President, and Chief Executive Officer of New England Zenith Fund, hereby severally constitute and appoint, Peter H. Duffy, John F. Guthrie, Jr. and Thomas M. Lenz and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements of New England Zenith Fund and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

     Witness my hand on the 1st of February, 2000.



                                    /s/ ANNE M. GOGGIN
                                    --------------------
                                    Anne M. Goggin
                                    Chairman of the Board, President
                                    and Chief Executive Officer

                            NEW ENGLAND ZENITH FUND

                               POWER OF ATTORNEY
                               -----------------

     I, the Treasurer of New England Zenith Fund, hereby severally constitute and appoint, Anne M. Goggin, John F. Guthrie, Jr. and Thomas M. Lenz and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements of New England Zenith Fund and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

     Witness my hand on the 1st of February, 2000.



                                    /s/ PETER H. DUFFY
                                    ------------------
                                    Peter H. Duffy
                                    Treasurer